FormulaFolios Hedged Growth ETF

FFHG

FormulaFolios Smart Growth ETF

FFSG

FormulaFolios Tactical Growth ETF

FFTG

FormulaFolios Tactical Income ETF

FFTI

Each a series of Northern Lights Fund Trust IV (the “Funds”)

Shares of the Funds are listed and traded on Cboe BZX Exchange, Inc. (the “Exchange” or “CBOE”)

Supplement dated August 1, 2023 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”) of the Funds dated September 28, 2022, as supplemented

The Board of Trustees of the Northern Lights Fund Trust IV (the “Board”) has authorized an orderly liquidation of the Funds. On June 26, 2023, the Board determined that closing and liquidating the Funds was in the best interests of each Fund and its shareholders.

The last day of trading of the Funds’ shares on CBOE will be October 6, 2023 (“Closing Date”), which will also be the last day the Funds will accept creation units from authorized participants. Shareholders may sell their holdings in the Funds prior to the Closing Date and customary brokerage charges may apply to these transactions. Authorized Participants may redeem baskets of shares for a pro rata portion of each Fund’s portfolio on hand through the Closing Date.

The Funds are expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on October 16, 2023 (the “Liquidation Date”).

From the Closing Date (October 6, 2023) through the Liquidation Date (October 16, 2023), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Funds’ shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio. This process will result in each Fund increasing its cash holdings and, as a consequence, not tracking its underlying index.

Shareholders remaining on October 16, 2023 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of the Funds’ shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Funds will terminate.

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This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI and should be read in conjunction with those documents. The Summary Prospectus, Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.brookstoneam.com or by calling 1-888-562-8880 (toll-free). For additional information regarding the liquidation, shareholders of the Funds may call 1-888-562-8880 (toll-free).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE